Earnings per share	12 Months Ended
Sep. 30, 2016
Earnings Per Share [Abstract]
Earnings per share

5. Earnings Per Share.

Basic earnings per common share are based on the weighted average number of common shares outstanding during the periods. Diluted earnings per common share are based on the weighted average number of common shares and potential dilution of securities that could share in earnings. The differences between basic and diluted shares used for the calculation are the effect of employee and director stock options.

On January 30, 2015, 3,242,524 shares of our common stock were distributed to the shareholders of FRP in connection with the Spin-off and distribution.  For comparative purposes, we have assumed this amount to be outstanding as of the beginning of each period prior to the Spin-off and distribution presented in the calculation of weighted average shares outstanding.

The following details the computations of the basic and diluted earnings per common share. (Shares in thousands, except per share amounts.)

	Years Ended September 30
	2016	2015	2014
Common shares:

Weighted average common shares
outstanding during the period -
shares used for basic earnings
per common share	3,283	3,268	3,243

Common shares issuable under share
based payment plans which are
potentially dilutive	2	7	—

Common shares used for diluted
earnings per common share	3,285	3,275	3,243

Net income	$5,705	3,339	3,197

Earnings per common share
Basic	$1.74	1.02	.99
Diluted	$1.74	1.02	.99

For 2016 and 2015, 80,669 and 19,218 shares, respectively, attributable to outstanding stock options were excluded from the calculation of diluted earnings per share because their inclusion would have been anti-dilutive.